UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2025

TaskUs, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40482	83-1586636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Independence Drive, Suite 100
New Braunfels, Texas 78132
(Address of Principal Executive Offices) (Zip Code)

(888) 400-8275

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2025, TaskUs, Inc., a Delaware corporation (the “Company”), convened and then adjourned a special meeting of stockholders (the “Special Meeting”) to vote on the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 8, 2025, by and between the Company and Breeze Merger Corporation, a Delaware corporation (the “Merger Corporation”), pursuant to which, subject to the terms and conditions thereof, the Merger Corporation will merge with and into the Company (the “Merger”), with the Company surviving the Merger, collectively owned, directly or indirectly, by (i) BCP FC Aggregator L.P., (ii) The Maddock 2015 Irrevocable Trust, The Bryce Maddock Family Trust, The Maddock 2015 Exempt Irrevocable Trust and Bryce Maddock, (iii) The Weir 2015 Irrevocable Trust, The Jaspar Weir Family Trust, The Weir 2015 Exempt Irrevocable Trust and Jaspar Weir and (iv) the other holders of Continuing Shares (as defined in the Merger Agreement) (if any).

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 9, 2025, which is incorporated herein by reference.

Proposal 1: The Merger Agreement Proposal. The approval of the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) requires the affirmative vote of (i) the holders of a majority of the outstanding voting power of the Company Common Stock (as defined below) entitled to vote on the Merger Agreement Proposal, voting together as a single class, (ii) the holders of a majority of the outstanding voting power of the Class A common stock of the Company, par value $0.01 per share (the “Company Class A Common Stock”) entitled to vote on the Merger Agreement Proposal, voting as a separate class, (iii) the holders of a majority of the outstanding voting power of the Class B common stock of the Company, par value $0.01 per share (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) entitled to vote on the Merger Agreement Proposal, voting as a separate class, and (iv) a majority of the votes cast by the Public Stockholders (as defined in the Merger Agreement) on the Merger Agreement Proposal (the “Unaffiliated Stockholder Vote”). The Unaffiliated Stockholder Vote had not been obtained as of September 10, 2025.

Proposal 2: The Adjournment Proposal. At the Special Meeting, the Company’s stockholders voted upon and approved by the requisite vote the proposal to approve the adjournment of the Special Meeting, if a quorum is present and if necessary or appropriate, for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”). The Adjournment Proposal was approved with the following vote:

Votes For	Votes Against	Votes Abstained
568,889,052	8,288,434	574,182

Accordingly, the Special Meeting was adjourned to September 24, 2025 at 7:30 a.m. Central Time, to be held virtually, at the Company’s special meeting website, www.virtualshareholdermeeting.com/TASK2025SM. The Company’s close of business on August 6, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made to the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2025 (the “Proxy Statement”), which is available free of charge on the SEC’s website at www.sec.gov.

Item 8.01	Other Events.

On September 10, 2025, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Breeze Merger Corporation. In connection with the proposed transaction, on August 8, 2025, the Company filed a definitive proxy statement with the SEC. The Company began mailing the definitive proxy statement on August 8, 2025, to its holders of record as of August 6, 2025. In addition, the Company and certain affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND SCHEDULE 13E-3, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at ir.taskus.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2025 (available here), under the sections “Executive and Director Compensation”, “Beneficial Ownership of Securities” and “Certain Relationships and Related Person Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is included in the Company’s definitive proxy statement relating to the proposed transaction, which was filed with the SEC on August 8, 2025.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; the possibility that competing offers or acquisition proposals for the Company will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; the potential impact of certain provisions of the merger agreement on the Company’s liquidity and ability to fund its operations during the pendency of the proposed transaction; risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; and the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

By:	/s/ Balaji Sekar
Name: Balaji Sekar
Title: Chief Financial Officer

Date: September 10, 2025

Exhibit 99.1

TaskUs, Inc. To Adjourn Special Meeting of Stockholders Regarding Proposed Take-Private Transaction

NEW BRAUNFELS, Texas, September 10, 2025 — TaskUs, Inc. (Nasdaq: TASK) (“TaskUs” or the “Company”), a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, today convened and, following a vote in favor of the proposal to adjourn the special meeting, then adjourned its special meeting of stockholders to solicit additional proxies in favor of the Company’s acquisition by an affiliate of Blackstone, TaskUs Co-Founder and Chief Executive Officer Bryce Maddock and TaskUs Co-Founder and President Jaspar Weir (collectively, the “Buyer Group”).

Since the announcement of the transaction, the Special Committee of the TaskUs Board of Directors and the Buyer Group have engaged in discussions with several stockholders concerning the proposed transaction. In light of AI’s impact on the Company’s business and its future prospects, the Special Committee continues to believe that the proposed transaction is in the best interest of TaskUs stockholders.

The approval of the merger agreement requires, among other things, the affirmative vote of a majority of votes cast by stockholders excluding the Buyer Group (the “Unaffiliated Stockholder Vote”). Based on a preliminary assessment of votes received by the Company’s proxy solicitor, the Unaffiliated Stockholder Vote had not been obtained as of September 10, 2025. Accordingly, the special meeting is being adjourned to provide additional time to solicit proxies from TaskUs stockholders to obtain the Unaffiliated Stockholder Vote.

The special meeting was adjourned to September 24, 2025, at 7:30 a.m. Central Time, and will be held virtually. The record date for the adjourned special meeting remains August 6, 2025. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Stockholders who have not already voted or wish to change their votes are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

As previously announced on May 9, 2025, the Company and the Buyer Group entered into a definitive agreement under which the Buyer Group will acquire 100% of the outstanding shares of Class A common stock they do not already own for $16.50 per share in an all-cash transaction. In response to an inquiry from the Special Committee, the Buyer Group stated that it is committed to consummating the transaction on the previously agreed price and terms and refused to revise the terms of the transaction.

The Company urges stockholders to read all relevant documents that are filed or will be filed with the U.S. Securities Exchange Commission (“SEC”), including the Company’s definitive proxy statement filed on August 8, 2025, and the investor presentation filed on August 22, 2025.

TaskUs stockholders who need assistance completing their proxy card or have questions regarding the special meeting may contact TaskUs’ proxy solicitor:

Innisfree M&A Incorporated:

•	Stockholders may call toll-free: (877) 750-8240

•	Banks and Brokers may call: (212) 750-5833

About TaskUs

TaskUs is a leading provider of outsourced digital services and next-generation customer experience to the world’s most innovative companies, helping its clients represent, protect and grow their brands. Leveraging a cloud-based infrastructure, TaskUs serves clients in fast-growing sectors, including social media, e-commerce, gaming, streaming media, food delivery and ride-sharing, technology, financial services and healthcare. As of June 30, 2025, the Company had a worldwide headcount of approximately 60,400 people across 30 locations in 13 countries.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s more than $1.1 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, real assets, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Breeze Merger Corporation. In connection with the proposed transaction, on August 8, 2025, the Company filed a definitive proxy statement with the SEC. The Company began mailing the definitive proxy statement on August 8, 2025, to its holders of record as of August 6, 2025. In addition, the Company and certain affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND SCHEDULE 13E-3, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov, or from the Company’s Investor Relations webpage at ir.taskus.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, will be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April  8, 2025 (available here), under the sections “Executive and Director Compensation”, “Beneficial Ownership of Securities” and “Certain Relationships and Related Person Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is included in the Company’s definitive proxy statement relating to the proposed transaction, which was filed with the SEC on August 8, 2025.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting the Company’s current views with respect to, among other things, the Company’s operations, the Company’s financial performance, the Company’s industry, the impact of the macroeconomic environment on the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates,” “position us” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; the possibility that competing offers or acquisition proposals for the Company will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and associates, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; the potential impact of certain provisions of the merger agreement on the Company’s liquidity and ability to fund its operations during the pendency of the proposed transaction; risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; and the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts:

TaskUs

Investors:

Trent Thrash

IR@TaskUs.com

Media:

Ramya Kumaraswamy

mediainquiries@taskus.com

Melissa Johnson / Tim Ragones / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Blackstone

Matt Anderson

Matthew.Anderson@Blackstone.com

(518) 248-7310